Contact: Dean Ridlon, Investor Relations Director
         Phone:  978.640.5309
         Email:  Investor_Relations@avid.com


                       Avid Reports Second Quarter Results

Tewksbury, MA - July 21, 2005 - Avid Technology, Inc. (NASDAQ: AVID) today reported revenues of $160.1 million for the three months ended June 30, 2005 compared to $139.9 million for the same period in 2004. GAAP net income for the quarter was $13.6 million, or $.37 per diluted share compared to $15.5 million, or $.45 per diluted share, in the second quarter of 2004. Excluding acquisition-related amortization and related tax benefits and acquisition-related stock-based compensation, non-GAAP net income for the second quarter of 2005 was $15.9 million, or $.43 per diluted share, compared to non-GAAP net income of $16.0 million, or $.47 per diluted share in the corresponding quarter of 2004.

"This quarter's results were negatively impacted by new product delays in our core broadcast markets as well as the negative effects of foreign currency movements," said David Krall, Avid's president and chief executive officer. "These product delays have shifted out revenues in our broadcast business, but we are encouraged that the market demand for our broadcast products remains robust, as indicated by our sequential increase in broadcast orders and backlog, and that the fundamental growth indicators in each of the markets we serve are still pointing in the right direction."

Revenues for the six months ended June 30, 2005, were $326.1 million compared to revenues of $267.3 million for the same period in 2004. GAAP net income for the first six months of 2005 was $33.3 million, or $.90 per diluted share, compared to GAAP net income of $30.2 million, or $.89 per diluted share, for the same period in 2004. Excluding acquisition-related amortization and related tax benefits, acquisition-related stock-based compensation, non-recurring tax benefits, and non-recurring expenses in the first quarter of 2004 related to the settlement of a lawsuit, non-GAAP net income for the six months ended June 30, 2005, was $38.1 million, or $1.03 per diluted share, compared to $31.1 million, or $.92 per diluted share, for the first six months of 2004.

Use of Non-GAAP Financial Measures
The non-GAAP operating results listed above are "non-GAAP financial measures" under the rules of the Securities and Exchange Commission. We have included this information because we believe it is a meaningful measure of our normalized operating performance and will assist investors in understanding our results of operations on a comparative basis. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with disclosures required by generally accepted accounting principles, or GAAP. We use this information internally to help our management more accurately assess the ongoing nature of our operations and measure our performance on a comparative basis.

Conference Call
A conference call to discuss Avid's second quarter 2005 financial results and the company's outlook for the balance of 2005 and the full year 2006 will be held today, July 21, at 5:00 p.m. EDT. The call will be open to the public. The conference call can be accessed by dialing (312) 461-9457 and referencing confirmation code 4241723. The call and subsequent replay will also be available on Avid's Web site. To listen via this alternative, go to the Investors page under the Company menu at www.avid.com for complete details 10-15 minutes prior to the start of the conference call.

The above release includes forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, about Avid's future performance. There are a number of factors that could cause actual events or results to differ materially from that indicated by such forward-looking statements, such as the competitive market in which Avid operates, market acceptance of Avid's existing and new products, Avid's ability to anticipate customer needs and the other factors set forth under the caption "Certain Factors That May Affect Future Results" in Avid's Form 10-Q for the quarter ended March 31, 2005, and other filings with the SEC. In addition, the forward-looking statements contained herein represent Avid's estimate only as of today and should not be relied upon as representing the company's estimate as of any subsequent date. While Avid may elect to update these forward-looking statements at some point in the future, Avid specifically disclaims any obligation to do so, even if the estimate changes.

About Avid Technology, Inc.
Avid Technology, Inc. is the world leader in digital nonlinear media creation, management, and distribution solutions, enabling film, video, audio, animation, games, and broadcast professionals to work more efficiently, productively, and creatively. For more information about the company's Oscar(R), Grammy(R), and Emmy(R) award-winning products and services, please visit: www.avid.com.

(C) 2005 Avid Technology, Inc. All rights reserved. Avid, Digidesign, Film Composer and Pro Tools are either registered trademarks or trademarks of Avid Technology, Inc. in the United States and/or other countries. Avid received an Oscar statuette representing the 1998 Scientific and Technical Award for the concept, design, and engineering of the Avid Film Composer(R) system for motion picture editing. Digidesign, Avid's audio division, received an Oscar statuette representing the 2003 Scientific and Technical Award for the design, development, and implementation of its Pro Tools(R) digital audio workstation. Oscar is a trademark and service mark of the Academy of Motion Picture Arts and Sciences. Emmy is a registered trademark of ATAS/NATAS. Grammy is a trademark of the National Academy of Recording Arts and Sciences, Inc. All other trademarks contained herein are the property of their respective owners.

AVID TECHNOLOGY, INC
Condensed Consolidated Statements of Operations
(unaudited - in thousands, except per share data)

                                                       -------------------------     -------------------------
                                                                  GAAP                       NON - GAAP
                                                       -------------------------     -------------------------
                                                           Three Months Ended            Three Months Ended
                                                                June 30th,                    June 30th,
                                                          2005          2004            2005          2004
                                                       -----------    ----------     -----------   -----------
Revenue
  Product                                                 $141,434      $124,269        $141,434      $124,269
  Service                                                   18,617        15,617          18,617        15,617
                                                       -----------    ----------     -----------   -----------
     Total Revenue                                         160,051       139,886         160,051       139,886
                                                       -----------    ----------     -----------   -----------

Cost of Revenue
  Product                                                  61,244        52,152          61,244        52,152
  Service                                                  10,027         8,843          10,027         8,843
  Amortization of intangible assets                           282             -               -             -
                                                       -----------    ----------     -----------   -----------
     Total Cost of Revenue                                 71,553        60,995          71,271        60,995

                                                       -----------    ----------     -----------   -----------
Gross Profit                                               88,498        78,891          88,780        78,891
                                                       -----------    ----------     -----------   -----------

Operating Expenses
  Research and development                                 24,871        22,924          24,871        22,924
  Marketing and selling                                    39,999        33,656          39,999        33,656
  General and administrative                                8,362         6,184           8,362         6,184
  Stock-based compensation (Note A)                           601             -               -             -
  Amortization of intangible assets                         1,593           549               -             -
                                                       -----------    ----------     -----------   -----------
     Total Operating Expenses                              75,426        63,313          73,232        62,764
                                                       -----------    ----------     -----------   -----------

Operating income                                           13,072        15,578          15,548        16,127
Interest and other income, net                              1,179           595           1,179           595
                                                       -----------    ----------     -----------   -----------
Income before income taxes                                 14,251        16,173          16,727        16,722
Provision for income taxes                                    857           700             857           700
Non-recurring tax benefits                                   (172)            -               -             -
                                                       -----------    ----------     -----------   -----------

Net Income                                                $13,566       $15,473         $15,870       $16,022
                                                       ===========    ==========     ===========   ===========

Net income per common share - basic                         $0.39         $0.49           $0.45         $0.51

Net income per common share - diluted                       $0.37         $0.45           $0.43         $0.47

Weighted average common shares outstanding - basic         35,177        31,623          35,177        31,623

Weighted average common shares outstanding - diluted       37,024        34,134          37,024        34,134

Note
----
A. Stock based compensation related to stock options issued as part of the acquisition of M-Audio is comprised of $38 of Research and development expense, $163 of Marketing and selling expense, and $400 of General and administrative expense, based on the departmental classification of the option holders.

Reconciliation of Non-GAAP net income to GAAP net income:
                                        Three months ended June 30,
                                             2005          2004
                                          -----------    ----------
   Non-GAAP net income                      $ 15,870      $ 16,022

   Stock-based compensation                     (601)
   Amortization of intangible assets          (1,875)         (549)
   Non-recurring tax benefits                    172

                                          -----------    ----------
   GAAP net income                          $ 13,566      $ 15,473
                                          ===========    ==========

AVID TECHNOLOGY, INC
Condensed Consolidated Statements of Operations
(unaudited - in thousands, except per share data)

                                                       --------------------------      --------------------------
                                                                  GAAP                         NON - GAAP
                                                       --------------------------      --------------------------
                                                             Six Months Ended              Six Months Ended
                                                               June 30th,                      June 30th,
                                                          2005           2004             2005           2004
                                                       -----------    -----------      -----------    -----------
Revenue
  Product                                                $288,812       $237,853         $288,812       $237,853
  Service                                                  37,240         29,407           37,240         29,407
                                                       -----------    -----------      -----------    -----------
     Total Revenue                                        326,052        267,260          326,052        267,260
                                                       -----------    -----------      -----------    -----------

Cost of Revenue
  Product                                                 122,141         98,666          122,141         98,666
  Service                                                  20,097         16,432           20,097         16,432
  Amortization of intangible assets                           563              -                -              -
                                                       -----------    -----------      -----------    -----------
     Total Cost of Revenue                                142,801        115,098          142,238        115,098

                                                       -----------    -----------      -----------    -----------
Gross Profit                                              183,251        152,162          183,814        152,162
                                                       -----------    -----------      -----------    -----------

Operating Expenses
  Research and development                                 49,495         45,216           49,495         45,216
  Marketing and selling                                    79,454         63,510           79,454         63,510
  General and administrative                               16,335         12,070           16,335         12,070
  Stock-based compensation (Note A)                         1,372              -                -              -
  Amortization of intangible assets                         3,185            988                -              -
                                                       -----------    -----------      -----------    -----------
     Total Operating Expenses                             149,841        121,784          145,284        120,796
                                                       -----------    -----------      -----------    -----------

Operating income                                           33,410         30,378           38,530         31,366
Interest and other income, net                              2,016          1,085            2,016          1,085
Legal settlement                                                -          1,050                -              -
                                                       -----------    -----------      -----------    -----------
Income before income taxes                                 35,426         30,413           40,546         32,451
Provision for income taxes                                  2,459          1,400            2,459          1,400
Non-recurring tax benefits                                   (345)        (1,200)               -              -
                                                       -----------    -----------      -----------    -----------

Net Income                                                $33,312        $30,213          $38,087        $31,051
                                                       ===========    ===========      ===========    ===========

Net income per common share - basic                         $0.95          $0.96            $1.09          $0.99

Net income per common share - diluted                       $0.90          $0.89            $1.03          $0.92

Weighted average common shares outstanding - basic         35,083         31,413           35,083         31,413

Weighted average common shares outstanding - diluted       37,154         33,912           37,154         33,912


Note
A. Stock based compensation related to stock options issued as part of the acquisition of M-Audio is comprised of $93 of Research and development expense, $355 of Marketing and selling expense, and $924 of General and administrative expense, based on the departmental classification of the option holders.

Reconciliation of Non-GAAP net income to GAAP net income:
                                             Six months ended June 30,
                                               2005           2004
                                            -----------    -----------

   Non-GAAP net income                        $ 38,087       $ 31,051

   Stock-based compensation                     (1,372)
   Amortization of intangible assets            (3,748)          (988)
   Non-recurring tax benefits                      345          1,200
   Legal settlement                                            (1,050)

                                            -----------    -----------
   GAAP net income                            $ 33,312       $ 30,213
                                            ===========    ===========

Avid Technology, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

                                                           June 30,            December 31,
                                                             2005                  2004
                                                       -----------------     -----------------
ASSETS:
Current assets:
 Cash and marketable securities                             $ 192,553             $ 155,419
 Accounts receivable, net of allowances of
  $9,358 and $9,334 at June 30, 2005 and
  December 31, 2004, respectively                              99,132                97,536
 Inventories                                                   63,492                53,946
 Prepaid and other current assets                              22,652                19,407
                                                       -----------------     -----------------
     Total current assets                                     377,829               326,308

 Property and equipment, net                                   29,976                29,092
 Goodwill                                                     167,211               165,803
 Other intangible assets, net                                  43,139                46,884
 Other assets                                                   8,634                 8,147
                                                       -----------------     -----------------
     Total assets                                           $ 626,789             $ 576,234
                                                       =================     =================

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
 Accounts payable                                            $ 28,960              $ 26,517
 Accrued expenses and other current liabilities                71,781                74,727
 Deferred revenues                                             59,244                48,680
                                                       -----------------     -----------------
     Total current liabilities                                159,985               149,924

 Long term liabilities, less current portion                    1,465                 1,689
                                                       -----------------     -----------------
     Total liabilities                                        161,450               151,613
                                                       -----------------     -----------------

Stockholders' equity:
 Common stock                                                     353                   348
 Additional paid-in capital                                   555,766               546,849
 Accumulated deficit                                          (89,463)             (122,775)
 Deferred compensation                                         (2,858)               (4,392)
 Accumulated other comprehensive income                         1,541                 4,591
                                                       -----------------     -----------------
     Total stockholders' equity                               465,339               424,621
                                                       -----------------     -----------------

     Total liabilities and stockholders' equity             $ 626,789             $ 576,234
                                                       =================     =================
